Other Comprehensive Income and Accumulated Other Comprehensive Income ("AOCI") - Amount Recognized Before Income Tax Associated with Defined Benefit Plans in Accumulated Other Comprehensive Income (Detail) - USD ($)
$ in Thousands
	Dec. 31, 2020	Dec. 31, 2019
Equity [Abstract]
Net actuarial loss	$ (502,783)	$ (483,074)
Prior service cost	(2,487)	(3,641)
Less: amount recognized in regulatory assets	427,550	420,114
Recognized in AOCI	$ (77,720)	$ (66,601)